                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               XYLAN CORPORATION
               (Name of Registrant as Specified in Its Charter)


                         -----------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[_]  Fee paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                               XYLAN CORPORATION

                                 -------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 29, 1997

TO THE SHAREHOLDERS OF XYLAN CORPORATION:

     Notice Is Hereby Given that the Annual Meeting of Shareholders of Xylan Corporation (the "Company") will be held on Thursday, May 29, 1997, at 10:00 a.m., local time, at Hyatt Westlake Plaza Hotel, 880 S. Westlake Blvd, Westlake Village, CA 91361, for the following purposes:

1. To elect three (3) class I directors and three (3) class II directors to serve until their successors are elected and qualified;

2. To approve an amendment to the 1996 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares;

3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997; and

4. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 31, 1997 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                Tae Hea Nahm
                                Secretary
Calabasas, California
April 18, 1997

                                   IMPORTANT
                                   ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        THANK YOU FOR ACTING PROMPTLY.

                               XYLAN CORPORATION

                                 -------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 29, 1997

                          ----------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Xylan Corporation (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Thursday, May 29, 1997, at 10:00 a.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Hyatt Westlake Plaza Hotel, 880 S. Westlake Blvd, Westlake Village, CA 91361. The telephone number at that location is (805) 497-9991.

     The Company's principal executive offices are located at 26679 West Agoura Road, Calabasas, California 91302. The Company's telephone number at that location is (818) 880-3500.

SOLICITATION

     These proxy solicitation materials were mailed on or about April 18, 1997 to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Dale J. Bartos, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

VOTING

     Holders of Common Stock are entitled to one vote per share on all matters.

     Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. The affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for approval of an amendment to the Company's 1996 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares and for ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered present for purposes of determining a quorum, but will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

RECORD DATE AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on March 31, 1997, are entitled to notice of and to vote at the meeting. As of the record date, 42,277,102 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by Dale J. Bartos of the Company no later than January 12, 1998, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     The Company's bylaws currently provide for not less than four or more than seven directors and currently authorize six directors. The Company's Articles of Incorporation provide for the classification of the Board of Directors into two classes serving staggered terms. After election of the initial Class I and Class II directors at this Annual Meeting, Class I directors then will be elected and qualified in odd-numbers years (e.g., 1999) and Class II directors then will be elected and qualified in even-numbered years (e.g., 1998). Each Class I and Class II director is elected for a two year term, however, the initial Class II directors elected and qualified at this Annual Meeting will serve only through the Annual Meeting in 1988, the next even-numbered year.

     The Board of Directors has nominated three persons named below to serve as Class I directors until the next odd-numbered year Annual Meeting during which their successors will be elected and qualified, and three persons named below to serve as Class II directors until the next even-numbered year Annual Meeting during which their successors will be elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below. All the nominees except Mr. Cecil are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the six nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected.

     The names of the nominees for Class I director and certain other information about them as of March 31, 1997 are set forth below:

                                                                                          DIRECTOR
    NAME OF NOMINEE             AGE        PRINCIPAL OCCUPATION                            SINCE
    ---------------             ---        --------------------                           --------
Steve Y. Kim                     47   President, Chief Executive Officer and Chairman       1993
Robert S. Cecil                  61   Director                                              1997
John L. Walecka                  36   Director                                              1994

     Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Kim, a co-founder of the Company, has served as the Company's President and Chief Executive Officer and Chairman of the Board of Directors since the Company's inception in July 1993. Prior to co-founding the Company, Mr. Kim founded and served as President and Chief Executive Officer of Fibermux Corporation ("Fibermux"), a networking company, from November 1984 to June 1993. Prior to founding Fibermux, Mr. Kim held management and design positions with a number of companies, including Phalo Optical Systems Division, Litton Data Systems, and Burroughs Corporation.

     Mr. Cecil joined Plantronics, Inc. in March 1992 as President, Chief Executive Officer and Director, and in September 1993 he was elected Plantronics, Inc.'s Chairman of the Board of Directors. From 1984 to December 1991, Mr. Cecil held a number of positions with LIN Broadcasting Corporation, a subsidiary of McCaw Cellular Communications Inc. that provides cellular services in North America, including President of its Cellular Group. From 1977 to 1984, he held various positions with Motorola, Inc., including Vice President and Corporate Director of Marketing. Prior to that he held various senior sales and marketing management positions with IBM Corporation. Mr. Cecil also serves on the Board of Directors of both TAB Products Co. and a privately held company.

     Mr. Walecka has served as a member of the Company's Board of Directors since February 1994. Mr. Walecka has been a General Partner of certain venture capital funds associated with Brentwood Associates since January 1990. From May 1984 to January 1990, Mr. Walecka was an associate with Brentwood Associates. Mr. Walecka also serves as a director of Documentum, Inc. and several privately held companies.

     The names of the nominees for Class II director and certain other information about them as of March 31, 1997 are set forth below:

                                                                                          DIRECTOR
    NAME OF NOMINEE             AGE        PRINCIPAL OCCUPATION                            SINCE
    ---------------             ---        --------------------                           --------
Yuri Pikover                     35   Vice President of Worldwide Sales and Director        1993
Robert C. Hawk                   56   Director                                              1995
Trude C. Taylor                  74   Director                                              1993

     Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Mr. Pikover, a co-founder of the Company, has served in various sales and management positions and as a member of the Board of Directors since the Company's inception in July 1993, and currently serves as Vice President of Worldwide Sales. From August 1988 to June 1993, Mr. Pikover served as Regional Sales Manger at Fibermux. Mr. Pikover served in various sales, marketing and technical positions at MICOM Systems from September 1982 to August 1988.

     Mr. Hawk has served as a member of the Company's Board of Directors since July 1995. Mr. Hawk retired in April 1997 as President and Chief Executive Officer of U.S. West Multimedia Group, a position he held since May 1996. Mr. Hawk served as President of the Carrier Division of U.S. West from September 1990 to May 1996, and has been employed in the telecommunications field for over 25 years. Prior to joining U.S. West, Mr. Hawk was employed at Mountain Bell. Mr. Hawk also serves as a director of Premisys Communications and Pairgain Technologies.

     Mr. Taylor has served as a member of the Company's Board of Directors since August 1993. Mr. Taylor has been a principal with TC Associates, a consulting firm, since May 1986. Mr. Taylor serves as a director of Plantronics, Inc., Densepac Microsystems, Inc. and several privately held companies.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors held a total of five meetings during the fiscal year ended December 31, 1996. Directors Robert Hawk and Trude Taylor attended fewer than 75% of the aggregate number of meetings of the Board of Directors that they were eligible to attend. However, directors Robert Hawk and Trude Taylor participated in more than 75% of the aggregate number of meetings and actions by unanimous written consent of the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee of the Board of Directors as of March 31, 1997, consists of directors Kevin Hall, Trude C. Taylor and John L. Walecka and held four meetings during 1996. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors as of March 31, 1997, consists of directors Kevin Hall, Trude C. Taylor and John L. Walecka and held four meetings during 1996. The Compensation Committee establishes the compensation for the Company's executive officers, including the Company's President and Chief Executive Officer.

COMPENSATION OF DIRECTORS

     Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Between December 1993 and December 1996, nonemployee directors received options to purchase a total of 220,000 shares of the Company's Common Stock at specified exercise prices. In January 1996, the shareholders of the Company approved the Company's 1996 Directors' Stock Option Plan (the "Directors Plan") pursuant to which each nonemployee director elected after the effective date of the Plan will be granted a nonstatutory stock option to purchase 15,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the shareholders at which each nonemployee director is re-elected to the Company's Board of Directors, each nonemployee director (including directors who were not eligible for a First Option) will be granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months prior to the date of such annual meeting.

REQUIRED VOTE

     The three Class I director nominees and the three Class II director nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
                             NOMINEES LISTED ABOVE

                                 PROPOSAL NO. 2

                        AMENDMENT TO THE 1996 STOCK PLAN

     At the Annual Meeting, the Company's shareholders are being asked to approve an amendment to the 1996 Stock Plan that would increase the shares of Common Stock reserved for issuance thereunder by 2,000,000 shares, to an aggregate of 5,000,000 shares that have been reserved from time to time under the 1996 Stock Plan. This summary, however, does not purport to be a complete description of the 1996 Stock Plan. Any shareholder of the Company who wishes to obtain a copy of the actual document may do so upon written request to Dale
J. Bartos at the Company's principal executive offices at 26679 West Agoura Road, Calabasas, California 91302.

GENERAL

     The Company's 1996 Stock Plan was adopted by the Board of Directors in January 1996 and was approved by the Company's shareholders in February 1996. Currently, an aggregate of 3,000,000 shares of the Company's Common Stock are reserved for issuance under the 1996 Stock Plan. The 1996 Stock Plan provides for (i) the granting to employees (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) the granting to employees and consultants of nonstatutory stock options and (iii) the granting of stock purchase rights.

     The 1996 Stock Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     As of March 31, 1997 options for 2,379,481 shares were outstanding under the 1996 Stock Plan and 620,519 shares remained available for future grants. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1996 Stock Plan. As of March 31, 1997, the aggregate fair market value of all shares of Common Stock subject to outstanding options under the 1996 Stock Plan was $45,805,009, based upon the closing price of the Common Stock on the Nasdaq National Market on such date. As of March 31, 1997, options to purchase an aggregate of up to 120,000 shares of Common Stock were granted to the Company's current executive officers (seven persons as of March 31, 1997) pursuant to the 1996 Stock Plan, and options to purchase an aggregate of up to 2,259,481 shares of Common Stock were granted to the Company's other employees and consultants as a group pursuant to the 1996 Stock Plan, including all current officers who are not executive officers (461 persons as of March 31, 1997). No stock options have been granted under the 1996 Stock Plan to the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers"). The actual benefits, if any, to the holders of stock options issued under the 1996 Stock Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. See also "Aggregate Option Exercises in Fiscal Year 1996 and Fiscal Year-End Option Values."

PURPOSE

     The purposes of the 1996 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees and consultants of the Company, and to promote the success of the Company's business.

ADMINISTRATION

     The 1996 Stock Plan may be administered by the Board of Directors or by a committee of the Board of Directors (the "Administrator"). The 1996 Stock Plan is currently being co-administered by both the Compensation Committee and the Stock Option Committee. The Stock Option Committee, comprised of Mr. Kim, has separate but concurrent jurisdiction with the Compensation Committee to make option grants under the 1996 Stock Plan to new employees who are not officers of the Company. Members of the Compensation and Stock Option Committees receive no additional compensation for their services in connection with the administration of the 1996 Stock Plan. All questions of interpretation of the 1996 Stock Plan are determined by the Administrator and its decisions are final and binding upon all participants.

ELIGIBILITY

     The 1996 Stock Plan provides that incentive stock options as defined under
Section 422 of the Code may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1996 Stock Plan provides that nonstatutory options may be granted to employees and consultants of the Company or any of its subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, certain factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The 1996 Stock Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 300,000, subject to adjustment as provided in the 1996 Stock Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option and each stock purchase right is subject to the following additional terms and conditions, as applicable:

          (a) Exercise of Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator and specified in the option agreement, and such form of consideration may vary for each option.

          (b) Exercise Price. The exercise price under the 1996 Stock Plan is determined by the Administrator and must be at least equal to the fair market value of the shares on the date of grant, in the case of incentive stock options, and 85% of the fair market value of the shares on the date of grant, in the case of nonstatutory stock options, as determined by the Administrator, based upon the closing price on the Nasdaq National Market on the date of grant. Incentive stock options granted to shareholders owning more than 10% of the total combined voting power of all classes of the Company's or any of its subsidiaries' outstanding stock are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a "covered employee" under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.

          (c) Termination of Employment. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1996 Stock Plan may be exercised not later than thirty days (or such other period of time not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option as is determined by the Administrator at the time of grant) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months as is determined by the Administrator at the time of grant) of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

          (e) Death. If an optionee should die while employed or retained by the Company or during the thirty day period (or such other period of time not exceeding three months as determined by the Administrator at the time of grant) following termination of the optionee's employment or consulting relationship, options may be exercised within six months after the date of death to the extent the options would have been exercisable (i) had the optionee continued living and remained an employee or consultant for three (3) additional months (or such other period of time as is determined by the Administrator after the date of death, in the case of an optionee who dies while employed or retained by the Company), or (ii) on the date of termination of employment or consulting relationship, in the case of an optionee who dies within thirty days after termination of employment or consulting relationship, but in no event may an option be exercised after the expiration of its term.

          (f) Option Termination Date. The 1996 Stock Plan provides that options granted under the 1996 Stock Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

          (g) Repurchase Option. Unless the Administrator determines otherwise, any restricted stock purchase agreements granted under the 1996 Stock Plan shall grant the Company a repurchase option exercisable upon the termination of the purchaser's employment with the Company. The purchase price shall be the higher of the original purchase price or the fair market value on the date of repurchase.

          (h) Option Not Transferable. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

          (i) Corporate Transactions. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors may either accomplish a substitution or assumption of options and stock purchase rights or give thirty days' notice of the optionee's or stock purchase right holder's right to exercise his or her outstanding options as to some or all of the optioned or restricted stock at any time within fifteen days of such notice.

          (j) Other Provisions. The option or stock purchase right agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Stock Plan as may be determined by the Administrator.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change is made in the Company's capitalization, such as a stock split or dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option or stock purchase right, the number of shares subject to each option or stock purchase right, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1996 Stock Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Administrator.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1996 Stock Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1996 Stock Plan that (i) increases the number of shares that may be issued under the 1996 Stock Plan, (ii) modifies the standards of eligibility, (iii) modifies the limitation on grants to employees described in the 1996 Stock Plan, (iv) results in other changes which would require shareholder approval to qualify options granted under the 1996 Stock Plan as performance-based compensation under
Section 162(m) of the Code, or (v) requires shareholder approval in order to preserve qualification of the 1996 Stock Plan under Rule 16b-3 of the Exchange Act. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1996 Stock Plan. The 1996 Stock Plan shall terminate in January 2006, provided that any options then outstanding under the 1996 Stock Plan shall remain outstanding until they expire by their terms.


UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the United States federal income tax consequences of transactions under the 1996 Stock Plan based on federal securities and income tax laws in effect as of the date of this Proxy Statement (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees and stock purchase right holders to consult their own tax advisors concerning tax implications of option grants and exercises and stock purchases, and the disposition of shares acquired upon such exercise or purchase, under the 1996 Stock Plan.

     Options granted under the 1996 Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code or nonstatutory options. If an option granted under the 1996 Stock Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to its exercise, except to the extent such exercise causes the optionee to incur alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The tax rate on long-term capital gains under current federal income tax laws is capped at 28% (although proposals have made to reduce the effective federal capital gain tax rate), whereas the maximum rate on other income is 39.6%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     All options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     Stock purchases will generally be taxed in the same manner as nonstatutory stock options as described above.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the amendment of 1996 Stock Plan and the reservation of an additional 2,000,000 shares of Common Stock for issuance thereunder.

RECOMMENDATION OF THE BOARD:

 THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT OF THE 1996 STOCK PLAN AND THE
  RESERVATION OF AN ADDITIONAL 2,000,000 SHARES FOR ISSUANCE THEREUNDER. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE APPROVAL OF
                      THE AMENDMENT OF THE 1996 STOCK PLAN

                                 PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed the firm of KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. KPMG Peat Marwick LLP has audited the Company's consolidated financial statements for the period from July 9, 1993 (date of incorporation) to December 31, 1993 and for the fiscal years ending December 31, 1994, 1995 and 1996. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 1997

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1997 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table of this proxy statement (the "Named Executive Officers") and (iv) all directors and executive officers as a group.

                                                                         SHARES BENEFICIALLY
                  5% SHAREHOLDERS, DIRECTORS,                               OWNED(1)
                   NAMED EXECUTIVE OFFICERS,                        -----------------------------
         AND DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP              NUMBER     PERCENT OF TOTAL
-----------------------------------------------------------------   ----------   ----------------
Steve Y. Kim(2)..................................................    6,417,333         15.18%
    26679 W. Agoura Road
    Calabasas, CA 91302

Brentwood Associates VI, L.P.....................................    3,899,754          9.22
    3000 Sand Hill Road, Building 1, Suite 260
    Menlo Park, CA 94025

Amerindo Investment Advisors, Inc(3).............................    3,378,263          7.99
    One Embarcadero Center, Suite 2300
    San Francisco, CA 94111

Alcatel Data Networks S.A(3).....................................    2,814,244          6.66
    12 rue de la Baume
    Paris, France 75008

American Century Companies(3)....................................    2,773,900          6.56
    Twentieth Century Tower
    4500 Main Street
    Kansas City, MO  64111

Yuri Pikover(4)..................................................    2,755,000          6.52
    26679 W. Agoura Road
    Calabasas, CA 91302

Norwest Equity Partners, IV(5) ..................................    2,611,645          6.18
    3000 Sand Hill Road
    Building 3, Suite 245
    Menlo Park, CA 94025

Janus Capital Corp(3)............................................    2,501,825          5.92
    100 Fillmore St., Suite 300
    Denver, CO  80206

Kevin G. Hall(6).................................................    2,630,645          6.22

Robert C. Hawk...................................................       80,200          *

Trude C. Taylor(7)...............................................      644,431          1.52

John L. Walecka(8)...............................................    3,918,754          9.27

John Bailey (9)..................................................      165,667          *

Douglas Hill(10).................................................      136,000          *

Kevin Walsh (11).................................................        5,000          *

C. Stephen Cordial(12)...........................................       23,334          *

All directors and executive officers as a group
  (11 persons)(2)(4)(5)(6)(7)(8)(9)(10)(11)(13)..................   16,770,030         39.67

---------------
(*)  Less than 1%.

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after March 31, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 1,000,000 shares of Common Stock held by the Kim Irrevocable Children's Trust dated September 15, 1995, 5,335,000 shares held by the Kim Family Trust dated June 11, 1991, and 82,333 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 1997.

(3) Based upon a review of 13G filings made with the Securities and Exchange Commission during 1997. Such filings set forth beneficial ownership as of December 31, 1996.

(4) Includes 300,000 shares of Common Stock held by the Pikover Irrevocable Children's Trust dated September 15, 1995, 90,000 shares of Common Stock held by the Pikover 1995 Irrevocable Trust dated September 15, 1995, and 2,365,000 shares held by the Pikover Trust dated May 18, 1996.

(5) Represents 1,887,971 shares of Common Stock held by Norwest Equity Partners, IV and 723,674 shares of Common Stock held by Norwest Equity Partners, V. Kevin G. Hall, a director of the Company, is a general partner of both Itasca Partners, the general partner of Norwest Equity Partners, IV, and Itasca Partners, V, L.L.P., the general partner of Norwest Equity Partners, V. Mr. Hall disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein.

(6) Represents 1,887,971 shares of Common Stock held by Norwest Equity Partners, IV and 723,674 shares of Common Stock held by Norwest Equity Partners, V, which Mr. Hall may be deemed to beneficially own by virtue of his status as a general partner of entities that are the general partners of each of the above listed entities. Mr. Hall disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein. See footnote (5) above. Includes 19,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 1997.

(7) Includes 71,667 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 1997.

(8) Represents 3,899,754 shares held by Brentwood Associates VI, L.P., which Mr. Walecka, a director of the Company, may be deemed to beneficially own by virtue of his status as a general partner of Brentwood VI Ventures, L.P., the general partner of Brentwood Associates VI, L.P. Mr. Walecka disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate partnership interest therein. Includes 19,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days of March 31, 1997.

(9) Includes 160,667 shares issuable upon exercise of options exercisable within 60 days of March 31, 1997. Mr. Bailey serves as the Vice President of Product Development of the Company.

(10) Includes 116,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 1997. Mr. Hill serves as the Vice President of Corporate Communications of the Company.

(11) Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 1997. Mr. Walsh serves as the Vice President of Marketing of the Company.

(12) Includes 23,334 shares issuable upon exercise of options exercisable within 60 days of March 31, 1997. Mr. Cordial, formerly Vice President of Finance and Chief Financial Officer of the Company, is currently an employee of the Company providing advisory services regarding investments, strategic acquisitions and other projects.

(13) Includes 490,667 shares issuable upon exercise of options exercisable within 60 days of March 31, 1997.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph in this proxy shall not be incorporated by reference into any such filings.

                      REPORT OF THE COMPENSATION COMMITTEE

GENERAL

     The Company's executive compensation policies are determined by the Compensation Committee of the Board of Directors. The Compensation Committee (the "Committee") is composed of three nonemployee directors.

     The objective of the Company's executive compensation program is to align executive compensation with the Company's business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term business success of the Company. The Company's executive compensation program is based on the same four basic principles that guide compensation decisions for all employees of the Company:

 .    The Company compensates for demonstrated and sustained performance.

 .    The Company compensates competitively.

 .    The Company strives for equity and fairness in the administration of compensation.

 .    The Company believes that each employee should understand how his or her compensation is determined.

     The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution are rewarded by higher levels of compensation. In order to ensure that it compensates its executives competitively, the Company regularly compares its compensation practices to those of other companies of comparable size within similar industries. Through the use of independent compensation surveys and analysis, employee compensation training, and periodic pay reviews, the Company strives to ensure that compensation is administered equitably and fairly and that a balance is maintained between how executives are paid relative to other employees and relative to executives with similar responsibilities in comparable companies.

     The Committee meets at least twice annually: once late in the year to establish the compensation program for the next fiscal year and once, mid-year, to evaluate how effectively the program is meeting its objectives. Additionally, the Committee may hold special meetings to approve the compensation program of a newly hired executive or an executive whose scope of responsibility has significantly changed. Each year, the Committee meets with the Chief Executive Officer ("CEO") regarding proposals for executive compensation for the next operating year. Compensation plans are based on compensation surveys and assessments as to the demonstrated and sustained performance of the individual executives. The Committee then independently reviews the performance of the CEO and the Company, and develops the annual compensation plan for the CEO based on competitive compensation data and the Committee's evaluation of the CEO's demonstrated and sustained performance and its expectation as to his future contributions in leading the Company. The Committee presents for adoption its findings on the compensation of each individual executive at a subsequent meeting of the full Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

     During fiscal 1996, the Company's executive compensation program was comprised of the following key components:

     Base Salary. The Company sets the base salaries of its executives at levels similar to those of comparably-sized companies engaged in comparable industries.

     Equity-Based Incentives. Stock options are an important component of the total compensation of executives, and are designed to align the interests of each executive with those of the shareholders. Each year the Committee considers the grant to executives of stock option awards under the Company's 1996 Stock Plan. The Committee believes that stock options provide added incentive for the executives to influence the strategic direction of the Company, and to create and increase value for customers, shareholders and employees. The option grants generally utilize four and five year vesting periods to encourage executives to continue contributing to the Company. The number of stock option shares that are granted to individual executives is, in part, based on independent survey data reflecting competitive stock option practices.

     Bonus Awards for Fiscal 1996. In conjunction with the establishment of a fiscal 1996 bonus pool, the Committee established certain performance objectives, including corporate profit and departmental goals, which, when met, would result in bonus payments to employees, including executive officers, in varying amounts based upon the degree of achievement of the established objectives and compensation level. In October 1996, the Committee approved bonuses for executive officers and employees in recognition of their efforts in contributing to the Company's fiscal 1996 performance. Bonuses earned by the Company's executive officers in fiscal 1996 ranged from zero percent to nine percent of their respective base salary amounts.

     Compensation of the President and Chief Executive Officer. The fiscal 1996 compensation of Steve Kim, the Company's President and Chief Executive Officer consisted of a base salary that was established by the Committee at a level somewhat comparable to the base salaries of comparably sized companies engaged in similar industries, as well as commissions earned on sales.

     Deductibility of Executive Compensation. The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be well below $1 million, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

                                         COMPENSATION COMMITTEE


                                         Kevin G. Hall
                                         Trude C. Taylor
                                         John L. Walecka

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee of the Board of Directors are Messrs. Hall, Taylor and Walecka. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 1996, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The table on the next page shows the compensation received by (a) the individual who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 1996; (b) the five other most highly compensated individuals who served as an executive officer of the Company during the fiscal year ended December 31, 1996; and (c) the compensation received by each such individual for the preceding fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                     ANNUAL COMPENSATION                     COMPENSATION
                                   -----------------------------------------------------        AWARDS
                                                                            OTHER ANNUAL     ------------
                                             SALARY($)      BONUS($)        COMPENSATION        STOCK          ALL OTHER
 NAME AND PRINCIPAL POSITION       YEAR         (1)            (2)              ($)            OPTIONS      COMPENSATION
-----------------------------      ----      ---------      --------        ------------     -----------    ---------------
Steve Y. Kim                       1996       160,416            --           134,123(3)             --         49,902(4)
 Chief Executive Officer,          1995       112,500        19,714           169,533(5)        260,000             --
 President and Chairman of
 the Board

Yuri Pikover                       1996       132,083         9,750                --                --          7,200(6)
 Vice President of Worldwide       1995        83,923         8,542            48,524(5)             --             --
 Sales

John Bailey                        1996       132,083        11,378                --                --             --
 Vice President of Product         1995       119,963        14,217                --           100,000             --
 Development

Douglas Hill                       1996       128,125        10,841                --                --             --
 Vice President of Corporate       1995       109,791        13,464                --            40,000             --
 Communications

Kevin Walsh                        1996       127,750         8,657                __                --             --
 Vice President of  Marketing      1995        67,452         5,600                __           100,000         27,500(7)

C. Stephen Cordial                 1996       130,000         3,250                --                --             --
 Vice President of Finance         1995        32,455         8,542                --           200,000        100,000(8)
 and Chief Financial
 Officer(9)

--------
(1) Includes amounts deferred under the Company's 401(k) plan.

(2) Includes bonuses earned in the indicated year and paid in the subsequent year. Excludes bonuses paid in the indicated year but earned in the preceding year.

(3) Represents amounts paid in commissions for fiscal year 1996.

(4) Includes $18,509 as reimbursement for tax and estate planning expenses and $15,242 as reimbursement for country club expenses.

(5) Represents amounts paid in commissions for fiscal year 1995.

(6) Represents a reimbursement for tax and estate planning expenses.

(7) Represents a reimbursement for relocation expenses.

(8) Includes $60,000 paid as reimbursement for relocation expenses and $40,000 paid as reimbursement for taxes incurred.

(9) Mr. Cordial joined the Company in September 1995, and resigned as Vice President of Finance and Chief Financial Officer in July 1996. Mr. Cordial remains an employee of the Company.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1996

     There were no stock option grants in fiscal year 1996 to the individuals named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to exercises in fiscal year 1996 of options to purchase Common Stock of the Company.

                                                                                     VALUE OF UNEXERCISED
                                                                NUMBER OF                IN-THE-MONEY
                                                            UNEXERCISED OPTIONS           OPTIONS AT
                             SHARES                            AT 12/31/96                  12/31/96
                           ACQUIRED ON       VALUE            (EXERCISABLE/              (EXERCISABLE/
        NAME                EXERCISE        REALIZED         UNEXERCISABLE)(1)         UNEXERCISABLE)(2)
---------------------      -----------     ----------       -------------------      --------------------
Steve Y. Kim                    ___               ___           60,667/199,333       $1,653,175/$5,431,824

Yuri Pikover                    ___               ___                ___                      ___

John Bailey                  25,000        $1,504,750(3)       132,333/182,667       $3,707,840/$5,076,409

Douglas Hill                 30,000        $2,030,700(4)        96,000/114,000       $2,697,466/$3,184,833

Kevin Walsh                   8,000        $  350,375(5)         18,667/73,333       $  511,593/$2,015,407

C. Stephen Cordial           43,333        $2,289,570(6)         6,667/150,000       $  185,842/$4,181,250

--------
(1) No stock appreciation rights (SARs) were outstanding during fiscal year
    1996.

(2) Based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996 of $28.25 per share minus the exercise price of the options.

(3) Value realized is calculated based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of exercise ($60.25 on May 29, 1996) minus the exercise price of the option ($0.06) and does not necessarily indicate that the optionee sold such stock.

(4) Value realized is calculated based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the date of exercise ($67.75 on April 25, 1996) minus the exercise price of the option ($0.06) and does not necessarily indicate that the optionee sold such stock.

(5) Value realized is calculated based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the dates of exercise ($60.25 on May 29, 1996 and $41.875 on July 29, 1996) minus the exercise price of the option ($0.3750) and does not necessarily indicate that the optionee sold such stock.

(6) Value realized is calculated based on the closing price of the Company's Common Stock as reported on the Nasdaq National Market on the dates of exercise ($54.25 on September 30, 1996 and $40.75 on November 11, 1996) minus the exercise price of the option ($0.3750) and does not necessarily indicate that the optionee sold such stock.

                               PERFORMANCE GRAPH

     The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for the period since the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934 (March 11, 1996). The graph assumes that $100 was invested (i) on March 12, 1996 in the Common Stock of Xylan Corporation at a price per share of $26.00, the date on which and the price at which such stock was first offered to the public, (ii) on February 29, 1996 in the Standard & Poor's 500 Index and (iii) on February 29, 1996 in Standard and Poor's Technology Sector Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 10 MONTH CUMULATIVE TOTAL RETURN
            AMONG XYLAN CORPORATION, STANDARD & POOR'S  500 INDEX
                AND STANDARD AND POOR'S TECHNOLOGY SECTOR INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           XYLAN (XYLN)   S&P (1500)   S&P TECH.
(Fiscal Year Covered)        CORPORATION    500 INDEX    SECTOR (TES)
-------------------          -----------    ---------    -----------
Measurement Pt-03/12/1996    $100           $100         $100
    03/1996                  $200           $101         $ 97
    04/1996                  $246           $102         $105
    05/1996                  $244           $105         $108
    06/1996                  $179           $105         $105
    07/1996                  $144           $101         $100
    08/1996                  $163           $103         $104
    09/1996                  $209           $109         $115
    10/1996                  $154           $112         $116
    11/1996                  $142           $120         $134
    12/1996                  $109           $118         $130

* $100 INVESTED ON 03/12/96 IN STOCK OR ON 02/29/96 IN INDEX. INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                                           2/29/96(1)   12/31/96
                                           ----------   --------
Xylan Corporation.......................      100           109
Standard & Poor's 500 Index.............      100           118
Standard and Poor's Technology Sector
 Index..................................      100           130

--------
(1) March 12, 1996 for Xylan Corporation.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal 1997, the Company advanced Dale J. Bartos, the Company's Vice President of Finance and Chief Financial Officer, a total of $350,000 to assist Mr. Bartos in financing the purchase of a home in California. Mr. Bartos previously resided in Arizona, and upon the sale of Mr. Bartos' home in Arizona, the loan will be repaid to the Company.

     Except as described above, to date, the Company has made no loans to officers, directors, principal shareholders or other affiliates other than as described above or other than advances of reimbursable expenses. The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been otherwise obtained from unaffiliated third parties. All future transactions, including loans (if any), between the Company and its officers, directors and principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors of the Board of Directors, and will be on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

     In January 1997, Brentwood VI Management Partners, L.P., whose general partners are also general partners of Brentwood VI Ventures, L.P., the general partner of Brentwood Associates VI, L.P., provided a car to Steve Y. Kim valued at $139,827. Brentwood Associates VI, L.P., is a significant shareholder of the Company, and John Walecka, a general partner of Brentwood VI Ventures, L.P., the general partner of Brentwood Associates VI, L.P., is a director of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996 all
Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with.

         ADDITIONAL INFORMATION REGARDING 1993 STOCK INCENTIVE PLAN AND
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     Attached to this Proxy Statement as Appendix 1 is certain information concerning the Company's 1993 Stock Incentive Plan and 1996 Employee Stock Purchase Plan, and certain information concerning the federal tax consequences of participating in such plans. Such information is being furnished in order to perfect the shareholder approval of such plans.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

     It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Tae Hea Nahm

                              Secretary

Dated:  April 18, 1997

                                                                      APPENDIX 1

                  DESCRIPTION OF THE 1993 STOCK INCENTIVE PLAN


GENERAL

     The following summary does not purport to be a complete description of the 1993 Stock Incentive Plan. Any shareholder of the Company who wishes to obtain a copy of the actual document may do so upon written request to Dale J. Bartos at the Company's principal executive offices at 26679 West Agoura Road, Calabasas, California 91302.

     The 1993 Stock Incentive Plan was adopted by the Board of Directors and approved by the Company's shareholders in October 1993. A total of 8,000,000 shares of Common Stock has been authorized for issuance under the 1993 Stock Incentive Plan. As of March 31, 1997, 1,666,967 shares had been issued upon exercise of stock options or stock purchase rights granted under the 1993 Stock Incentive Plan and options for 5,886,506 shares were outstanding under the 1993 Stock Incentive Plan. As of March 31, 1997, the fair market value of shares subject to outstanding options was $113,315,241, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

     The Company's 1993 Stock Incentive Plan provides for the grant of stock options and purchase rights to employees, consultants and directors of the Company. The aggregate number of shares reserved for issuance under the 1993 Stock Incentive Plan includes options and purchase rights previously granted and exercised under the 1993 Stock Incentive Plan.

     Options granted under the 1993 Stock Incentive Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The 1993 Stock Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.

PURPOSE

     The purposes of the 1993 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1993 Stock Incentive Plan may be administered by the Board of Directors or by a committee of not less than two Directors (the "Administrator"). The Administrator may determine the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability of the option. The Administrator also has the full power to select the individuals to whom options will be granted and to make any combination of grants to any participants. The Administrator's interpretation and construction of any provision of the 1993 Stock Incentive Plan are final and binding upon all participants.

ELIGIBILITY
-----------

     The 1993 Stock Incentive Plan provides that incentive stock options may be granted only to employees (including officers and employee directors) of the Company or any subsidiary or parent of the Company, while nonstatutory stock options and stock purchase rights may be granted not only to employees (including officers and directors), but also consultants and nonemployee directors of the Company or any subsidiary or parent of the Company.

     The 1993 Stock Incentive Plan does not set either a maximum or minimum number of shares of Common Stock which may be granted under options to any person. However, no employee may be granted incentive stock options that first become exercisable in any calendar year for Common Stock having a total fair market value, determined at time of grant, in excess of $100,000. To the extent options have been issued to a person that exceed the $100,000 limit, such excess options are treated as nonstatutory stock options.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

          (a) Exercise of Option. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator, and such form of consideration may vary for each option. Each optionee should refer to his or her individual option agreement for information as to the exercisability and form of consideration applicable to his or her option.

          (b) Exercise Price. The option exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant of an incentive stock option and the option exercise price of a nonstatutory stock option may not be less than 85% of the fair market value of the Common Stock on the date of grant; provided, however, that with respect to an option granted to a person who at the time of the grant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option.

     The Administrator of the 1993 Stock Incentive Plan determines the fair market value of the Common Stock. As long as the Common Stock of the Company is trading on the Nasdaq National Market ("Nasdaq") (as of the date of this proxy
                                        ------
statement, the Common Stock was traded on Nasdaq), the fair market value of a share of Common Stock of the Company shall be the closing sales for such stock as quoted on such system on the date of determination.

          (c) Consideration. The consideration to be paid for shares issued on exercise of options granted under the 1993 Stock Incentive Plan, including the method of payment, is determined by the Administrator (in the case of incentive stock options, such determination shall be made at the time of grant) and may consist entirely of cash; check; promissory note; shares of Common Stock which have been beneficially owned by the optionee for at least six months, with a fair market value on the exercise date equal to the aggregate exercise price of the shares purchased; or by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the option. The Administrator may also authorize payments by any combination of the above methods.

          Notwithstanding the foregoing, an option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock.
Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than ten (10) years after an option is exercised and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the optionee to secure any promissory note used to exercise an option with the shares of Common Stock acquired on exercise of an option and/or with other collateral acceptable to the Company.

          (d) Termination of Status As an Employee or Consultant. In the event of termination of an optionee's employment or consulting relationship with the Company for any reason other than death or total and permanent disability, an option may be exercised (to the extent it was exercisable upon the date of termination) but such exercise must be made within thirty (30) days of such termination and may not be made later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

          (e) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, an option may be exercised (to the extent it was exercisable upon the date of termination), but such exercise must be within twelve (12) months of such termination and may not be made later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

          (f) Death. If an optionee should die while employed, the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance may exercise the option (to the extent it was exercisable upon the date of termination), but such exercise must be within twelve (12) months of such termination and may not be made later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

          (g) Term of Options. The term of an option is determined by the specific option agreement. Incentive stock options may not have a term of more than 10 years. Furthermore, the maximum term for an option granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five years. No option may be exercised by any person after its term expires.

          (h) Option Not Transferable. No option is assignable or transferable except by will or the laws of descent and distribution. An option is exercisable during the optionee's lifetime only by the optionee and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          (i) Liquidating Event. In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, the Administrator may provide that the holder of any option shall have the right to exercise such option for the balance of its term, solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such liquidating event; or the Administrator may provide, in the alternative, that each option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each option holder and if such notice is given, each option holder shall have the right, during the period of 30 days preceding such termination, to exercise the option as to all or any part of the shares of stock covered thereby, on the condition, however, that the liquidating event actually occurs.

          (j) Corporate Transactions. In the event of certain changes in control of the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation, unless the Administrator, in its sole discretion, determines that the optionee will have the right to exercise the option as to some or all of the shares covered by the option, including shares as to which the option would not otherwise be exercisable, in which case each option will be exercisable for 15 days from the date of notice of such determination.

          (k) Other Provisions. The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the 1993 Stock Incentive Plan.

STOCK PURCHASE RIGHTS

     The 1993 Stock Incentive Plan permits the granting of rights to purchase Common Stock of the Company either alone or in addition to other awards made by the Company. Upon the granting of a stock purchase right under the 1993 Stock Incentive Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased pursuant to such rights shall not be less than 85% of the fair market value of such shares on the date of grant, provided, however, that the purchase price for stock purchased by certain executive officers of the Company must equal 100% of the fair market value on the date of grant. Stock purchase rights granted to persons subject to Section 16 of the Exchange Act, will be subject to any restrictions necessary to comply with Rule 16b-3.

     Unless the Administrator of the 1993 Stock Incentive Plan determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the 1993 Stock Incentive Plan will grant the Company a repurchase option for unvested shares exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased shall be the original purchase price paid by the purchaser.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option and the number of shares subject to each option, as well as the number of shares available for issuance under the 1993 Stock Incentive Plan.

AMENDMENT AND TERMINATION

     The Board may amend the 1993 Stock Incentive Plan at any time or from time to time or may terminate it without approval of the shareholders, except that shareholder approval is required for any amendment to the 1993 Stock Incentive Plan that increases the number of shares which may be issued under the 1993 Stock Incentive Plan or modifies the standards of eligibility. However, no action by the Board or shareholders may adversely affect any then outstanding option or any unexercised portion thereof, without the consent of the optionee, unless such amendment is required to enable an option designated as an incentive stock option to qualify as an incentive stock option. Unless terminated sooner, the 1993 Stock Incentive Plan shall terminate in August 2003. Any options outstanding at that time under the 1993 Stock Incentive Plan shall remain outstanding until they expire their own terms.

WITHHOLDING TAXES

     As a condition to the exercise of an option, an optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such option. The Company shall not be required to issue any shares under the 1993 Stock Incentive Plan until such obligations are satisfied.

CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

PLAN BENEFITS

     During the fiscal year ended December 31, 1996, (i) options to purchase 20,000 shares of Common Stock were granted pursuant to the 1993 Stock Incentive Plan to all current executive officers (including directors who are executive officers) as a group (7 persons), (ii) options to purchase no shares of Common Stock were granted to all current directors who are not executive officers as a group (4 persons), and (iii) options to purchase 2,242,000 shares of Common Stock were granted to all employees, including current officers who are not executive officers, as a group.

     The following table sets forth information with respect to the stock options granted and unexercised to the Named Executive Officers, all current executive officers as a group and all employees and consultants (including all current officers who are not executive officers) as a group under the 1993 Stock Incentive Plan as of March 31, 1997. The actual benefits, if any, to the holders of stock options issued under the 1993 Stock Incentive Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below.

                                                       Weighted Average
                                           Number of    Exercise Price
                  Name                      Shares        Per Share
-----------------------------------------------------------------------
Steve Y. Kim.............................    260,000              $1.00
Yuri Pikover.............................         --                 --
John Bailey..............................    315,000              $0.36
Douglas Hill.............................    240,000              $0.22
Kevin Walsh..............................     92,000              $0.82
C. Stephen Cordial.......................    156,667              $0.38
All current executive officers as a
 group (7 persons).......................    987,000              $1.46
All current directors who are not
 executive officers as a group (4
 persons)................................    220,000              $0.57

All employees (including all current
 officers who are not executive
 officers)...............................  5,125,516              $7.56




UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the United States federal income tax consequences of transactions under the 1993 Stock Incentive Plan based on federal securities and income tax laws in effect as of the date of this proxy statement (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the 1993 Stock Incentive Plan.

     Options granted under the 1993 Stock Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Code or nonstatutory stock options. If an option granted under the 1993 Stock Incentive Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     All options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% shareholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     As noted above, the exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated for federal tax purposes by applying a tax rate of 26% to alternative minimum taxable income up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum income above such amount. Alternative minimum taxable income for federal tax purposes is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (with the exclusion amount phased out for upper-income taxpayers).

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to a nonstatutory stock option, as described above. Because the AMT rules are complex and their effects depend upon the personal circumstances of each taxpayer, an optionee should consult his or her own tax advisor prior to exercising an incentive stock option. If an optionee pays AMT, the amount of such AMT may be carried forward as a credit against any subsequent year's regular tax in excess of the AMT.

            DESCRIPTION OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The following summary does not purport to be a complete description of the 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan"). Any shareholder of the Company who wishes to obtain a copy of the actual document may do so upon written request to Dale J. Bartos at the Company's principal executive offices at 26679 West Agoura Road, Calabasas, California 91302.

     The Company's 1996 Purchase Plan was adopted by the Board of Directors in January 1996 and approved by the shareholders in February 1996. A total of 1,500,000 shares of Common Stock are reserved for issuance under the 1996 Purchase Plan.

     The 1996 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under Section 423 of the Code. The 1996 Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.

PURPOSE

     The purpose of the 1996 Purchase Plan is to provide employees of the Company (and any of its subsidiaries designated by the Board) who participate in the 1996 Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

     The 1996 Purchase Plan may be administered by the Board or a committee appointed by the Board. The composition of any committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder. All questions of interpretation of the 1996 Purchase Plan are determined by the Board or its committee, and its decisions are final and binding upon all participants. Members of the Board or its committee who are eligible employees are permitted to participate in the 1996 Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 1996 Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 1996 Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1996 Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the 1996 Purchase Plan.

ELIGIBILITY

     Any person who is employed by the Company (or any of its majority-owned subsidiaries) for at least twenty hours per week and more than five months in a calendar year is eligible to participate in the 1996 Purchase Plan, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code.

OFFERING DATES

     The 1996 Purchase Plan will be implemented by a series of offering periods of 24 months duration with new offering periods (other than the first offering period) commencing on or about February 1 and August 1 of each year. Each offering period will consists of four consecutive purchase periods of six months duration, with the last day of each period being designated a purchase date. The first such offering period commenced on the effective date of the Company's public offering (March 11, 1996) and continues through January 31, 1998. The Board may alter the duration of the offering periods without shareholder approval.

PARTICIPATION IN THE PLAN

     Eligible employees become participants in the 1996 Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board for all eligible employees with respect to a given offering.

PURCHASE PRICE

     The purchase price per share at which shares are sold under the 1996 Purchase Plan is the lower of 95% of the fair market value of the Common Stock on the applicable date of commencement of the offering period or on the applicable exercise date. The fair market value of the Common Stock on a given date shall be the closing price of the Common Stock as reported on the Nasdaq National Market as of such date. If the fair market value of the Common Stock on a purchase date is less than the fair market value at the beginning of the period, a new twenty-four month offering period will automatically begin on the first business day following the purchase date with a new fair market value.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be not less than 1% and not more than 10% of a participant's eligible compensation received on each payday during the offering period. Eligible compensation consists of the regular straight time gross earnings and commissions and excludes payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. Payroll deductions shall commence on the first payday following the offering date, and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the 1996 Purchase Plan. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and eligibility requirements and certain purchase limitations of the Plan, a participant's payroll deductions may be decreased to 0% if the aggregate of the participant's payroll deductions during the same calendar year equals $21,250 or would result in the aggregate purchase of more than 375,000 shares of the Company's Common Stock by all participants on a purchase date.

     A participant may discontinue his or her participation in the 1996 Purchase Plan at any time during an offering period. A participant may, on one occasion only during any particular offering period, decrease the rate of his or her contributions during such offering period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the calendar month following the date of filing of the new subscription agreement.

     All payroll deductions are credited to the participant's account under the 1996 Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose. No interest accrues on the payroll deductions of a participant in the 1996 Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the 1996 Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares a participant may purchase during each calendar year shall be determined by dividing $25,000 by the fair market value of a share at the beginning of an offering period, subject to certain limitations provided by the Code, provided, however, that the participant's actual purchase will be limited to the number of shares determined by dividing the amount of the participant's total payroll deductions accumulated during each six-month offering period by the lower of (i) 95% of the fair market value of the Common Stock at the beginning of the offering period, or (ii) 95% of the fair market value of the Common Stock on the applicable exercise date. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price.

     Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the 1996

Purchase Plan if immediately after the grant of the option the participant would own five percent or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock that may be purchased under the 1996 Purchase Plan or pursuant to any other options), nor shall any participant be granted an option that would permit the participant to buy pursuant to the 1996 Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares that would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available for issuance under the 1996 Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

WITHDRAWAL

     While each participant in the 1996 Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be decreased once during any given offering period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the 1996 Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month period prior to an exercise date under the Plan.

     Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. In effect, the participant is given an option, for a maximum number of shares, which may or may not be exercised at the end of each six-month purchase period. However, unless the participant actively withdraws from the offering period, the option will be exercised automatically at the end of each purchase period, and the maximum number of full shares purchasable (within the limits of the 1996 Purchase Plan) with the participant's accumulated payroll deductions will be purchased for that participant at the applicable price.

     A participant's withdrawal from an offering period does not have an effect upon such participant's eligibility to participate in subsequent offering periods under the 1996 Purchase Plan; however, the participant may not re-enroll in the same offering period after withdrawal.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, prior to any exercise date cancels his or her participation in the 1996 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account during the offering period will be returned to such participant, or in the case of death, to the person or persons entitled thereto as specified in the participant's subscription agreement.

CAPITAL CHANGES

     In the event any change, such as a stock split of stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase and in the purchase price per share, as well as in the number of shares available for issuance under the 1996 Purchase Plan.

NONTRANSFERABILITY

     No rights or accumulated payroll deductions of a participant under the 1996 Purchase Plan may be assigned, transferred, pledged or otherwise disposed of for any reason (other than by will, or the laws of descent and distribution, or as otherwise provided in the 1996 Purchase Plan) and any such attempt may be treated by the Company as an election to withdraw from the 1996 Purchase Plan.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may at any time amend or terminate the 1996 Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 of the Exchange Act or Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required. The 1996 Purchase Plan shall continue in effect for a term of twenty (20) years unless sooner terminated.

UNITED STATES FEDERAL TAX INFORMATION

     The 1996 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 1996 Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.
The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the holding periods described above.

                                                                      APPENDIX

                               XYLAN CORPORATION

                                1996 STOCK PLAN

                            AS AMENDED MARCH 1997*


     1.   Purposes of the Plan.  The purposes of this Stock Plan are to attract
          --------------------
and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. Stock purchase rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" shall mean the Board or any of its Committees
                -------------
appointed pursuant to Section 4 of the Plan.
          (b)  "Affiliate" shall mean an entity in which the Company owns an
                ---------
equity interest.
          (c)  "Applicable Laws" shall have the meaning set forth in Section
                ---------------
4(a) below.
          (d)  "Board" shall mean the Board of Directors of the Company.
                -----
          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----
          (f)  "Committee" shall mean the Committee appointed by the Board of
                ---------
Directors in accordance with Section 4(a) of the Plan, if one is appointed.
          (g)  "Common Stock" shall mean the Common Stock of the Company.
                ------------
          (h)  "Company" shall mean Xylan Corporation, a California corporation.
                -------
          (i)  "Consultant" shall mean any person who is engaged by the Company
                ----------
or any Parent, Subsidiary or Affiliate to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

* As approved by the Company's Board of Directors in March 1997, and as subject to the approval of the Company's shareholders.

          (j)  "Continuous Status as an Employee or Consultant" shall mean the
                ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.
          (k)   "Director" shall mean a member of the Board.
                ----------
          (l)   "Employee" shall mean any person, including Named Executives,
                 --------
Officers and Directors employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.
          (m)   "Exchange Act" shall mean the Securities Exchange Act of 1934,
                 ------------
as amended.
          (n)   "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:
                 (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source
                                    -----------------------
as the Administrator deems reliable;
                 (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;
                 (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
          (o)  "Incentive Stock Option" shall mean an Option intended to qualify
                ----------------------
as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.
          (p)  "Named Executive" shall mean any individual who, on the last day
                ---------------
of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.
          (q)  "Nonstatutory Stock Option" shall mean an Option not intended to
                -------------------------
qualify as an Incentive Stock Option, as designated in the applicable written option agreement.
          (r)  "Officer" shall mean a person who is an officer of the Company
               ---------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (s)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------
          (t)  "Optioned Stock" shall mean the Common Stock subject to an
                --------------
Option.
          (u)  "Optionee" shall mean an Employee or Consultant who receives an
                --------
Option.
          (v)  "Parent" shall mean a "parent corporation," whether now or
                ------
hereafter existing, as defined in Section 424(e) of the Code.
          (w)  "Plan" shall mean this 1996 Stock Plan.
                ----
          (x)  "Restricted Stock"  shall mean shares of Common Stock acquired
                ----------------
pursuant to a grant of a Stock Purchase Right under Section 11 below.
          (y)  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange
               ------------
Act as the same may be amended from time to time, or any successor provision.
          (z)  "Share" shall mean a share of the Common Stock, as adjusted in
                -----
accordance with Section 15 of the Plan.
          (aa)  "Stock Purchase Right" shall mean the right to purchase Common
                 --------------------
Stock pursuant to Section 11 below.
          (bb)  "Subsidiary" shall mean a "subsidiary corporation," whether now
                 ----------
or hereafter existing, as defined in Section 424(f) of the Code.
     3.   Stock Subject to the Plan.  Subject to the provisions of Section 15 of
          -------------------------
the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 5,000,000 shares of Common Stock (after a 2-for-1 stock split). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the

Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   Administration of the Plan.
          ---------------------------

          (a)  Composition of Administrator.
               ----------------------------

               (i)   Multiple Administrative Bodies.  If permitted by Rule
                     ------------------------------
16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

               (ii)   Administration with respect to Directors and Officers.
                      -----------------------------------------------------
With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

               (iii)  Administration with respect to Other Persons.  With
                      --------------------------------------------
respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

               (iv)  General.   If a Committee has been appointed pursuant to
                     -------
subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

          (b) Powers of the Administrator.   Subject to the provisions of the
              ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period); and

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Recipients of Grants.  Nonstatutory Stock Options may be granted
              --------------------
to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

          (b) Type of Option.  Each Option shall be designated in the written
              --------------
option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) No Employment Rights.  The Plan shall not confer upon any Optionee
              --------------------
any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 21 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Limitation on Grants to Employees.  Subject to adjustment as provided
          ---------------------------------
in this Plan, the maximum number of Shares which may be subject to options or stock purchase rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 300,000.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) Exercise Price.  The per Share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option

          (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

          (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

          (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant;

          (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

               (iii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) Permissible Consideration.  The consideration to be paid for the
              -------------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
          ------------------

          (a)   Procedure for Exercise; Rights as a Shareholder.  Any Option
                -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 15 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)   Termination of Status as an Employee or Consultant.  In the
                ---------------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)   Disability of Optionee.  Notwithstanding Section 10(b) above, in
                ----------------------
the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.   In the event of the death of an Optionee:
              -----------------

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option or may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the higher of either the original purchase price or the Fair Market Value on the date of the repurchase.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

          (e) Rule 16b-3.  Options granted to persons subject to Section 16(b)
              ----------
of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     12.  Withholding Taxes.  As a condition to the exercise of Options and
          -----------------
Stock Purchase Rights granted hereunder, the Optionee or Stock Purchase Right holder shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option or Stock Purchase Right. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     13.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees and Stock Purchase Right holders may satisfy withholding obligations as provided in this paragraph. When an Optionee or Stock Purchase Right holder incurs tax liability in connection with an Option or Stock Purchase Right which tax liability is subject to tax withholding under applicable tax laws, and the Optionee or Stock Purchase Right holder is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee or Stock Purchase Right holder may satisfy the withholding tax obligation by one or some combination of the following methods:
(a) by cash payment, or (b) out of the Optionee's or the Stock Purchase Right holder's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee or Stock Purchase Right holder for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to or less than the Optionee's or the Stock Purchase Right holder's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

          Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of an Option or Stock Purchase Right must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          All elections by an Optionee or Stock Purchase Right holder to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee or Stock Purchase Right holder is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee or Stock Purchase Right holder and the Tax Date is deferred under
Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee or Stock Purchase Right holder shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     14.  Non-Transferability of Options and Stock Purchase Rights.  Options and
          --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee or Stock Purchase Right holder will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the Optionee or Stock Purchase Right holder only by the Optionee or Stock Purchase Right holder or a transferee permitted by this Section 14.

     15.  Adjustments Upon Changes in Capitalization; Corporate Transactions.
          ------------------------------------------------------------------

          (a) Adjustment.  Subject to any required action by the shareholders of
              ----------
the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the maximum number of shares of Common Stock for which Options or Stock Purchase Rights may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Corporate Transactions.  In the event of the proposed dissolution
              ----------------------
or liquidation of the Company, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Administrator and give each Optionee or Stock Purchase Right holder the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock or Restricted Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option or Stock Purchase Right shall be assumed or an equivalent option or stock purchase right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee or Stock Purchase Right holder shall have the right to exercise the Option or Stock Purchase Right as to some or all of the Optioned Stock or Restricted Stock, including Shares as to which the Option would not otherwise be exercisable, or that Restricted Stock held by a purchaser shall be released from the Company's repurchase option. If the Administrator makes an Option or Stock Purchase Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee or Stock Purchase Right Holder that the Option or Stock Purchase Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period.

     16.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     17.  Amendment and Termination of the Plan.
          --------------------------------------

          (a) Amendment and Termination.   The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 21 of the
Plan:

               (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 15 of the Plan;

               (ii) any change in the designation of the class of persons eligible to be granted Options or Stock Purchase Rights;

               (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options or stock purchase rights granted hereunder as performance-based compensation under
          Section 162(m) of the Code; or

               (iv) any revision or amendment requiring shareholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

          (b) Shareholder Approval.  If any amendment requiring shareholder
              ---------------------
approval under Section 17(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 21 of the Plan.

          (c) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Stock Purchase Right Holder and the Board, which agreement must be in writing and signed by the Optionee or Stock Purchase Right Holder and the Company.

          18.  Conditions Upon Issuance of Shares.  Shares shall not be issued
               ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          19.  Reservation of Shares.   The Company, during the term of this
               ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          20.  Agreements.   Options and Stock Purchase Rights shall be
               ----------
evidenced by written agreements in such form as the Board shall approve.

          21.  Shareholder Approval.
               --------------------

          (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

          (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

          (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 21(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option or Stock Purchase Right hereunder to an officer or director after such registration, do the following:

               (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

          22.  Information to Optionees and Purchasers.  The Company shall
               ---------------------------------------
provide to each Optionee and Stock Purchase Right holder, during the period for which such Optionee or holder has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

1495-PS-97

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF XYLAN CORPORATION FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 29, 1997


     The undersigned shareholder of Xylan Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 18, 1997, and hereby appoints Steve Y. Kim and Dale J. Bartos or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Xylan Corporation to be held on Thursday, May 29, 1997 at 10:00 a.m., local time, at the Hyatt Westlake Plaza Hotel, 880 S. Westlake Blvd, Westlake Village, CA 91361, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

     1.   ELECTION OF DIRECTORS:

          ___  FOR all nominees listed below (except as indicated).

          ___  WITHHOLD authority to vote for all nominees listed below.

          IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

          Steve Y. Kim, Robert S. Cecil, John L. Walecka, Yuri Pikover, Robert
C. Hawk, Trude C. Taylor

     2. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1996 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES:

               ____FOR        ____AGAINST     ____ABSTAIN


     3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997:
               ____FOR        ____AGAINST     ____ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

               PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR APPROVAL OF THE AMENDMENT TO THE 1996 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES; (3) FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.



_______________________________________    Date:__________________________
Signature


_______________________________________    Date:__________________________
Signature

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)